UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 22, 2017, TechTarget, Inc. (the “Company”) entered into a First Amendment to Credit Agreement with Silicon Valley Bank as Administrative Agent and Lender and the other lenders party from time to time thereto (the “First Amendment”). The First Amendment amends the existing Credit Agreement, dated May 9, 2016 (the “Credit Agreement”), by, among other things, modifying the consolidated leverage ratio covenant and the liquidity requirement related to capital stock repurchases. Upon effectiveness of the First Amendment, the Company’s total consolidated leverage ratio (calculated in accordance with the Credit Agreement) may not be greater than 2.50 to 1.00 until the quarter ending March 31, 2018, with stepdowns thereafter to a maximum ratio of 1.50 to 1.00 for quarters ending on or after March 31, 2020. In addition, the minimum liquidity requirement (calculated in accordance with the Credit Agreement) with respect to any capital stock repurchased using borrowings under the Credit Agreement was increased from $10,000,000 to $15,000,000.

The lenders under the Credit Agreement are Silicon Valley Bank and Citizens Bank, N.A. TechTarget Securities Corp., a Massachusetts company and a wholly-owned subsidiary of TechTarget and an existing subsidiary guarantor of the Credit Agreement, also executed the First Amendment. There are no material relationships between any of the lenders and TechTarget, Inc., TechTarget Securities Corp., or any of their affiliates.

Except as otherwise provided for in the First Amendment, the Credit Agreement and all of its related documents, instruments and agreements remain in full force and effect.

The above summary of the material terms of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, as well as the complete text of the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 9, 2016.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.Description

10.1

First Amendment to Credit Agreement, dated June 22, 2017, by and among TechTarget, Inc. as the Borrower, the several lenders from time to time parties hereto, Silicon Valley Bank as Administrative Agent and Lender and Citizens Bank, N.A., as Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc.

Date: June 22, 2017	By:	/s/ Charles D. Rennick
Charles D. Rennick
Vice President and General Counsel

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